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                                                             Exhibit (8)(a)(iii)

          SECURITIES LENDING AND REVERSE REPURCHASE AGREEMENT SERVICES
                                CLIENT ADDENDUM
                    (CUSTODIAN AGREEMENT:  OCTOBER 18, 1991)


THIS AGREEMENT for securities lending and/or reverse repurchase agreement services is made, effective as of June 8, 1995, by and between THE
PARKSTONE GROUP OF FUNDS ("Principal") and THE BANK OF CALIFORNIA, NATIONAL ASSOCIATION ("Bank"). This Agreement is an addendum to the Custody Agreement by and between Principal and Bank dated as of October 18, 1991 ("Custodian Agreement"). This Addendum supersedes the Addendum to the Custodian Agreement dated by the parties on October 7, 1991 and September 30, 1991 addressing securities lending activities.

Principal and Bank agree as follows:

I. APPOINTMENT OF BANK; ELIGIBLE COUNTERPARTIES

1. APPOINTMENT OF BANK AS AGENT. Principal hereby authorizes Bank to act as agent for Principal in securities lending and reverse repurchase agreement transactions with respect to securities deposited with or held by Bank pursuant to the Custodian Agreement. Bank's duties and responsibilities shall be only those set forth in this Agreement and the Custodian Agreement, or as otherwise agreed to by Bank in writing. Further, Principal authorizes Bank to delegate Bank's duties as agent hereunder to a sub-agent(s).

2. ELIGIBLE BORROWERS/BUYERS. Bank may lend securities only to such securities brokers and dealers or other person or entities as are listed in the attached Exhibit A, as amended from time to time ("Borrowers"), unless and until otherwise instructed in writing by Principal. Bank may engage in reverse repurchase agreement transactions on Principal's behalf with only those brokers and dealers or other person or entities as are listed on the attached Exhibit A, as amended from time to time ("Buyers"), unless and until otherwise instructed in writing by Principal. All securities lending transactions and reverse repurchase agreement transactions entered into by Bank hereunder shall be entered into pursuant to related agreements between the Borrowers or Buyers, as the case may be, and Bank on behalf of Principal. Principal's execution of Exhibits A, B, and C or any amendment to Exhibits A, B, or C shall constitute Principal's representation and agreement that it has received, read, and understood the terms of each such agreement in respect of each Borrower or Buyer, as the case may be, listed thereon. Principal hereby (i) represents and warrants to Bank (which representations shall be deemed repeated at and as of all times when this Addendum is in effect) that Principal has the power and authority, and has taken all necessary action, to enter into this Addendum and each such agreement, and to perform the obligations of a lender or seller, as the case may be, under such transactions, and to authorize Bank to execute and deliver each such agreement on Principal's behalf and to enter into such transactions and to perform the obligations of a lender or seller, as the case may be, under such transactions on behalf of Principal, and (ii) authorizes Bank to execute and deliver each such agreement on Principal's behalf and to enter into any transaction of a nature contemplated by any such agreement on behalf of Principal and to perform the obligations of a lender or seller, as the case may be, under such transactions on behalf of Principal and (iii) has furnished
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  or will furnish Bank with evidence satisfactory to Bank that Principal has all necessary authority to enter into this Addendum and each of the transactions contemplated hereby.

  Bank shall have full unlimited power and authority to perform and each and every act or thing it may in its discretion deem necessary or appropriate in respect of any Securities Lending Agreement or Reverse Repurchase Agreement or any securities loan or any reverse repurchase agreement transaction. Bank shall be fully protected in engaging in repurchase agreement and securities lending transactions on behalf of Principal, with respect to any or all securities deposited with or held by Bank with any one or more of such brokers or dealers or other person or entities until otherwise instructed in writing by Principal.

II.  SECURITIES LENDING TRANSACTIONS

  1. LOANS: SECURITIES LOAN AGREEMENT. Principal hereby authorizes Bank, as agent for Principal, to lend, from time to time in its discretion, securities of Principal at any time on deposit with or held by Bank. Principal acknowledges and agrees that any securities lending agreement (each, a "Securities Lending Agreement") may take the form of a master agreement covering a series of securities loan transactions between a borrower and Bank as lender on behalf of Principal and other accounts administered through Bank's Trust Department. There can be no assurance that the activities of any such other account pursuant to any such agreement, or by Bank in respect of any such other account, will not have an adverse effect on Principal or on the rights of Principal in respect of any securities loan.

     Bank shall not in any event be liable to Principal or anyone else in respect of any delay or failure of any other person (including Borrower or any other lender) to comply with the provisions of the Securities Lending Agreement unless such failure is the result of circumstances reasonably likely to result in such failure and which were known to Bank at the time at which the loan was made.

  2. MARKING TO MARKET. Banks responsibilities in this regard shall be to monitor the need for additional Collateral, and to use all reasonable efforts to demand additional Collateral (as defined in the Securities Lending Agreement) in accordance with the terms of the Securities Lending Agreement in the event additional Collateral is required under the terms of such Securities Lending Agreement, and to notify Principal in the event a Borrower has refused to provide such additional Collateral in accordance with the Securities Lending Agreement.

  3. COLLATERAL. Collateral received by Bank in connection with a loan of securities hereunder shall be held separate and apart from Bank's own funds and securities. The amount of Collateral (as such term is defined in the Securities Lending Agreements) transferred to Bank by any Borrower at any time may be an amount calculated to meet the obligations of such Borrower in respect of any or all loans to Borrower by Principal and any one or more other clients of Bank, whether entered into pursuant to the same loan or Securities Lending agreement or more


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     than one such loan or agreement, and may be an amount calculated net of amounts of Collateral required at the time to be delivered by Principal and any one or more such other client to such Borrower pursuant to any such Securities Lending Agreements. In addition, the amount of Collateral transferred by Bank to any Borrower at any time may be an amount calculated to meet the obligations of Principal and any one or more other clients of Bank to such Borrower in respect of any or all loans to Borrower, whether entered into pursuant to the same Securities Lending Agreement or more than one such agreement, and may be an amount calculated net of amounts of Collateral required at the time to be delivered by such Borrower to Principal or one or more such other clients pursuant to any such Securities Lending Agreements. Bank shall in good faith allocate or reallocate (including without limitation in respect of any return of Collateral to any Borrower) any Collateral held by it or received by it from any Borrower among Principal and Bank's clients and in respect of any or all of such loans in such manner and on such base as Bank in its discretion and from time to time determine, and shall be fully protected in doing so. As a result of the foregoing, the nature or amount of Collateral credited to the account of Principal in respect of any Borrower or any securities loan or loans will vary and may be different from or less than the nature or amount of Collateral which might have been held by it or credited to its account if it had entered into such loan or loans directly with such Borrower or if Bank had entered into such loan or loans with such Borrower as agent solely for Principal, provided that in no event shall any allocation be permitted to give rise to the Market Value (as defined in the Securities Lending Agreement) of the Collateral being less than 100% of the Market Value of the loaned securities on any particular loan.

     Bank may, in its discretion, invest and reinvest any Cash Collateral for the benefit and at the risk of Principal in investments specified in Exhibit D as it may be amended from time to time, including, without limitation, The HighMark Group of Funds or which Bank provides investment advice, custody and other administrative services. Principal acknowledge that Bank shall receive fees from The HighMark Group of Funds ln addition to the fees earned under this Agreement. Bank may invest any or all of such Cash Collateral in any one or more of such investments, including any such HighMark Funds, on any basis Bank determines appropriate. Bank shall be entitled to pay or retain from any amounts held by Bank on Principal's account from time to time in respect of any securities loan (i) all Cash Collateral Fees and other sums required to be paid in accordance with the Securities Lending Agreement, and (ii) Bank's compensation or other amounts incurred by it or owed to it in respect of its services in lending securities hereunder.

  4. DISTRIBUTION ON LOANED SECURITIES. Bank shall pay to or for the account of Principal, in accordance with Principal's instructions, any amounts it receives from a Borrower which represent interest, dividends, and other distributions made with respect to any Loaned Securities (as defined in the Securities Lending Agreement) and which are credited by Bank to Principal's account.


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  5. TERM OF LOANS; TERMINATION OF LOANS; DEFAULT.  Bank shall have full discretion to determine the term of any securities lending transaction entered into by Bank on Principal's behalf hereunder subject to any guidelines provided to it in writing by the Principal, and shall in no event incur any liability for entering into any such transaction on behalf of Principal for a term equal to the maximum available (or permitted pursuant to such guidelines), regardless of any change in market conditions or in the financial condition of the Borrower or any other person. Bank may in its discretion terminate any loan of securities pursuant to the provisions of the Securities Lending Agreement based on such factors as it in its discretion deems relevant, but shall in no event have any liability for its failure to take steps to terminate any transaction on any date or at any time unless instructed by Principal. Bank shall in no event have any responsibility for taking steps to terminate any securities lending transaction before its maturity (unless instructed to do so by Principal), regardless of any change in market conditions or in the financial condition of the Borrower or any other person. In the event Bank receives actual notice of an Event of Default by a Borrower under the Securities Lending Agreement, it shall notify Principal thereof as soon as reasonably practicable and may in its discretion (but shall in no event be obligated to) exercise any rights or remedies given the Lender under the Securities Lending Agreement until instructed by Principal otherwise, provided that Bank shall in no event incur any liability for its exercise or its failure to exercise any such rights or remedies under any circumstances.

  6. TERMINATION OF LENDING AUTHORITY. Principal may terminate Bank's authority to lend securities by fifteen (15) days' written notice to Bank and may direct Bank to terminate any outstanding securities loans, which Bank shall do in accordance with provisions of the Securities Lending Agreement. In the event Principal terminates Bank's authority to lend securities hereunder, the provisions of this Agreement relating to securities loans, including provisions relating to Bank's compensation, shall remain in effect with respect to all securities loans outstanding on the effective date of termination, until termination thereof in accordance with the Securities Lending Agreement.

III. REVERSE REPURCHASE AGREEMENT TRANSACTIONS

  1. REVERSE REPURCHASE AGREEMENT TRANSACTIONS; REVERSE REPURCHASE AGREEMENTS. Principal hereby authorizes Bank, as agent for Principal, to engage from time to time, in its discretion, in reverse repurchase agreement transactions with Buyers with respect to securities of Principal at anytime on deposit with or held by Bank. Principal acknowledges and agrees that any reverse repurchase agreement (each a "Master Repurchase Agreement") may take the form of a master agreement covering a series of reverse repurchase agreement transactions between a Buyer and Bank as seller on behalf of Principal and other accounts administered through Bank's Trust Department. There can be no assurance that the activities of any other such account pursuant to any such agreement, or by Bank in respect of any such other account, will not have an adverse effect on


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     Principal or on the rights of Principal with respect to any such reverse repurchase agreement transaction.

     Bank shall not in any event be liable to Principal or anyone else in respect of any delay or failure of any other person (including any Buyer or any other seller) to comply with the provisions of the Master Repurchase Agreement unless such failure is the result of circumstances reasonably likely to result in such failure and which were known to Bank at the time at which the repurchase agreement transaction was entered into.

  2. MARKING TO MARKET. Bank's responsibilities in this regard shall be to monitor the need for margin maintenance under the Master Repurchase Agreement, and to use all reasonable efforts to require margin maintenance in accordance with the terms of the Master Repurchase Agreement in the event such margin maintenance is required under the terms of the Master Repurchase Agreement, and to notify Principal in the event a Buyer has refused to provide such margin maintenance in accordance with the Master Repurchase Agreement.

  3. INVESTMENT OF CASH. Cash received by Bank in connection with reverse repurchase agreement transactions shall be held separate and apart from Bank's own funds and securities.

     The amount of the Purchase Price or any amount with respect to a Margin Excess (as such terms are defined in the Master Repurchase Agreements) transferred to Bank by any Buyer at any time may be an amount calculated to meet the obligations of such Buyer in respect of any or all sales to Buyer by Principal and any one or more other clients of Bank, whether entered into pursuant to the same reverse repurchase agreement transaction or Master Repurchase agreement, and may be an amount calculated net of amounts of the Repurchase Price (as such term is defined in the Master Repurchase Agreements) required at the time to be delivered by Principal and any one or more such other clients to such Buyer pursuant to any such Master Repurchase Agreements. In addition, the amount of the Repurchase Price or any amount with respect to a Margin Deficit (as such term is defined in the Master Repurchase Agreement) transferred by Bank to any Buyer at any time may be an amount calculated to meet the obligations of Principal and any one or more other clients of Bank to such Buyer in respect of any or all sales to such Buyer, whether entered into pursuant to the same Master Repurchase Agreement or more than one such agreement, and may be an amount calculated net of amounts of the Purchase Price required at the time to be delivered by such Buyer to Principal or one or more such other clients pursuant to any such Master Repurchase Agreements. Bank shall in good faith allocate or reallocate (including without limitation in respect of any payment of any Repurchase Price to any Buyer) any Purchase Price and any amount with respect to a Margin Excess held by it or received by it from any Buyer among Principal and Bank's clients and in respect of any or all of such reverse repurchase agreement transactions in such manner and on such bases as Bank in its discretion may from time to time determine, and shall be fully protected in doing so. As


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     a result of the foregoing, the nature or amount of the Purchase Price and any amount with respect to a Margin Excess credited to the account of Principal in respect of any Buyer or any reverse repurchase agreement transaction or transactions will vary and may be different from or less than the nature or amount of the Purchase Price and any amount with respect to a Margin Excess which might have been held by it or credited to its account if it had entered into such reverse repurchase transaction or transactions directly with such Buyer or if Bank had entered into such loan or loans with Buyer as agent solely for Principal in no event, however, shall any allocation and reallocation be permitted to give rise to the Margin Amount (as defined in the Master Repurchase Agreement) being less than 100% of the Market Value of the Purchased Securities (as defined in the Master Repurchase Agreement) on any particular Repurchase Agreement transaction.

     Bank may in its discretion invest and reinvest cash received by Bank on behalf of Principal in connection with reverse repurchase agreement transactions in investments specified in Exhibit D, as it may be amended from time to time, including without limitation in any way, The HighMark Group of Funds for which Bank provides investment advice, custody and other administrative services. Principal acknowledges that Bank shall receive fees from The HighMark Group of Funds in addition to the fees earned under this Agreement. Bank may invest any or all of such cash in any one or more of such investments, including such HighMark Funds, on any basis Bank determines appropriate. Bank shall be entitled to pay or retain from any amounts held by Bank for Principal's account from time to time in respect of any reverse repurchase agreement transaction (i) the Repurchase Price, any amount necessary to correct a Margin Deficit, and other sums required to be paid in accordance with the Master Repurchase Agreement, and (ii) Bank's compensation and other amounts incurred by it or owed to it in respect of services with respect to reverse repurchase agreement transactions hereunder.

  4. DISTRIBUTIONS ON SECURITIES SUBJECT TO REVERSE REPURCHASE AGREEMENTS. Bank shall pay to or for the account of Principal, in accordance with Principal's instructions, any amounts received from a Buyer or its agent which represent interest, dividends or other distributions on Purchased Securities (as such term is defined in the Master Repurchase Agreement) and which are credited by Bank to Principal's account.

  5. TERM OF REVERSE REPURCHASE AGREEMENT TRANSACTIONS; TERMINATION OF REVERSE REPURCHASE AGREEMENT TRANSACTIONS: DEFAULT. Bank shall have full discretion to determine the term of any reverse repurchase agreement transaction entered into by Bank on Principal's behalf hereunder subject to any guidelines provided to it in writing by Principal, and shall in no event incur any liability for entering into any such reverse repurchase agreement transaction on behalf of Principal for a term equal to the maximum available (or permitted pursuant to such guidelines), regardless of any change in market conditions or in the financial condition of the Buyer or any other person. Bank may in its discretion terminate


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     any reverse repurchase agreement transaction pursuant to the provisions of the Master Repurchase Agreement based on such factors as it in its discretion deems relevant, but shall in no event have any liability for its failure to terminate any transaction on any date or at any time unless instructed by Principal. Bank shall in no event have any responsibility for taking steps to terminate any reverse repurchase agreement transaction before its maturity (unless instructed to do so by Principal), regardless of any change in market conditions or in the financial condition of the Buyer or any other person. In the event Bank receives actual notice of an vent of Default by a Buyer under the Master Repurchase Agreement, it shall notify Principal thereof as soon as reasonably practicable and may in its discretion (but shall in no event be obligated to) exercise any rights or remedies given the Seller under the Master Repurchase Agreement until instructed by Principal otherwise, provided that Bank shall in no event incur any liability for its failure to exercise any such rights or remedies under any circumstances.

  6. TERMINATION OF AUTHORITY TO ENTER INTO REVERSE REPURCHASE AGREEMENTS. Principal may terminate Bank's authority to enter into reverse repurchase agreement transactions by fifteen (15) days' written notice to Bank and may direct Bank to terminate any outstanding reverse repurchase agreement transaction, which Bank shall do in accordance with provisions of the Master Repurchase Agreement. In the event Principal terminates Bank's authority to enter into reverse repurchase agreement transactions hereunder, the provisions of this Agreement relating to reverse repurchase agreements, including, provisions relating to Bank's compensation, shall remain in effect with respect to all reverse repurchase agreement transactions outstanding on the effective date of termination, until termination thereof in accordance with the Master Repurchase Agreement.

IV.  GENERAL

  1. PRINCIPAL'S REPRESENTATIONS AND WARRANTIES. In addition to any other representation and warranty of Principal hereunder, Principal represents and warrants (which representations shall be deemed repeated at and as of all times when this Addendum is in effect) that:

     (a) Lending Principal's securities and/or entering into reverse repurchase agreement transactions as provided in this Agreement, and the appointment of Bank as Principal's agent as contemplated hereby, will not violate any law, regulation, charter, by-law, or other restriction applicable to Principal.

     (b) Principal will not sell any securities subject to this Agreement unless and until Principal shall have first obtained confirmation from Bank that the securities Principal intends to sell are not subject to an outstanding loan or reverse repurchase agreement transaction. Principal will notify Bank in writing, or cause written notice to be given to Bank, that Principal intends to sell securities which are subject to this Agreement, such notice


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         to be provided on or before the second Business Day immediately prior to the trade date on which Principal intends to sell such securities.

   (c) Principal acknowledges and agrees that there can be no assurance, during the term of any securities loan or reverse repurchase agreement transaction, that (notwithstanding any provision of any Securities Lending Agreement or Master Repurchase Agreement) Principal will be able to participate in, or the full benefit of, any corporate action, dividend or principal payment, or any other right or privilege accruing in respect of any securities subject to any such Agreement. Without limiting the generality of the foregoing, Principal hereby waives the right to vote or to provide any consent or to take any similar action with respect to any securities loaned or which are subject to any reverse repurchase agreement transaction during the term of such loan, and/or reverse repurchase agreement transaction.

   By its signature hereunder, Principal acknowledges that it has been apprised of the fact that:

         NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY, IN THE EVENT OF THE DEFAULT OF A BORROWER AND/OR BUYER, THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT PRINCIPAL'S ACCOUNT WITH RESPECT TO SECURITIES LOAN OR REVERSE REPURCHASE AGREEMENT TRANSACTIONS AND IN SUCH EVENT, THE COLLATERAL DELIVERED TO LENDER IN CONNECTION WITH SUCH LOANS AND REVERSE REPURCHASE AGREEMENTS MAY BE THE ONLY SOURCE OF SATISFACTION OF THE BORROWER'S OR BUYER'S OBLIGATIONS IN THE EVENT THE BORROWER/BUYER FAILS TO RETURN THE LOANED SECURITIES AND OR SECURITIES SUBJECT TO REVERSE REPURCHASE AGREEMENTS.

2. INSTRUCTIONS OF PRINCIPAL. All instructions of Principal to Bank shall be provided as set forth in the Custodian Agreement.

   Bank shall be entitled to accept and rely on any written instruction Bank reasonably believes to have been authorized by Principal. Bank shall have no obligation to act in the absence of instructions. If at anytime the circumstances require immediate action and Bank endeavors to obtain instructions from Principal, but is unable to so obtain them, Bank may act and is fully protected in acting in such manner as it considers appropriate hereunder.

3. REPORTS. Bank shall provide Principal with periodic reports at such intervals as Principal and Bank should agree, reflecting a schedule of property, statement of transactions recording principal and income receipts and disbursements,


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     outstanding loans and reverse repurchase agreements transactions, income, and schedule of property detailing investments made hereunder.

  4. DUTIES OF BANK. Bank's duties and responsibilities shall be only those expressly set forth in this Agreement, or as otherwise agreed by Bank in writing. Bank shall not be liable for acting or failing to act in accordance with the instructions of Principal under this Agreement or otherwise in accordance with this Agreement or within the scope of its actual or apparent authority. Bank shall not be required to appear in or defend any legal proceedings with respect to the property subject to this Agreement unless Bank has been indemnified to its satisfaction against loss and expense (including reasonable attorneys' fees). Bank may consult with counsel acceptable to it concerning its duties and responsibilities under this Agreement, and shall not be liable for any action taken or not taken on the advice of such counsel.

     Principal acknowledges that Bank and its agents, if any, act as agent for other repurchase agreement and securities lending clients and accordingly, that other clients' securities may be used prior to Principal's. Principal agrees that each of Bank and any such agent has full discretion to allocate the use of Principal's securities as it deems appropriate, and that Bank may make available securities lending and/or reverse repurchase agreement opportunities to clients other than Principal for any reason, and that Bank will have no obligation to make any securities lending and/or reverse repurchase agreement opportunities available to Principal.

  5. EXPENSES: COMPENSATION OF BANK. Principal shall be responsible for payment of all expenses and charges incurred in connection with the administration of this Agreement, including Bank's compensation for its services hereunder as determined in accordance with the attached Exhibit E, and Bank may in its discretion charge the assets subject to this Agreement therefor.

  6. INDEMNIFICATION. Principal shall indemnify, keep indemnified, defend and hold harmless the Bank and any of its directors, officers, employees or agents against any cost, expense, damage, loss or liability whatsoever (including without limitation attorneys' fees and expenses) which may be suffered or incurred by any of them directly or indirectly as a result of, or in connection with, or arising out of, this Agreement or any loan of securities or reverse repurchase agreement transaction involving Principal's securities provided, however, that Principal shall not indemnify the Bank for any cost, expense, damage, loss or liability whatsoever which is attributable to the negligence or intentional misconduct of the Bank or any of its directors, officers, employees or agents. This provision shall survive any termination of this Agreement and shall be binding on Principal's successors and assigns.

  7. TAX CONSEQUENCES. Bank makes no representations regarding tax treatment by federal, state, or local authorities of the lending or placing in reverse repurchase agreements of securities under this Agreement, the receipt of any income or profit


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      inuring to Principal as the result of receipt of any loan premium, dividends, interest, distributions or other amounts on securities loaned and/or the subject of reverse repurchase agreements hereunder, or the investment by Bank of any Collateral received in connection with such loans or cash received in connection with such reverse repurchase agreements (including without limitation the characterization for tax purposes of any such amount as taxable income.

  8. FINANCIAL CONDITION. Upon reasonable request by Bank, and at least annually, Principal shall provide Bank with its most recent available audited statement of its financial condition, and its most recent unaudited statement of its financial condition if more recent than the audited statement. Principal represents and warrants that to the best of its knowledge and belief such statement(s) fairly represent its financial condition and net capital as of the dates of such statements and have been prepared in accordance with generally accepted accounting principles of the jurisdiction in which Principal is organized or located, as the case may be. Principal acknowledges and agrees that Bank may provide Borrowers and Buyers with copies of such financial statements and that Principal will cooperate with Bank in providing such other financial information to Borrowers and Buyers as such Borrowers and Buyers may reasonably request.

  9. OTHER BORROWER RELATIONSHIPS. Principal acknowledges and agrees that Bank may, through its commercial, trust or other departments, be a creditor for its own account or represent in a fiduciary capacity other Borrowers/Buyers (or its or their affiliates, creditors or customers) to which securities are loaned or sold under this Agreement, even though any of such relationships may potentially be in conflict with those of Principal.

  10. TERMINATION. This Agreement may be terminated at any time by either party upon fifteen (15) days' written notice to the other. In the event of termination, Bank shall deliver to Principal all funds, securities, and other property held by it under this Agreement for the account of Principal or to such other person or persons as Principal shall designate in writing on Exhibit F or shall continue to hold such property pursuant to the Custodian Agreement; provided however, that this Agreement shall remain in effect with respect to all securities loan transactions or reverse repurchase agreement transactions outstanding on the effective date of termination, until consummation or completion thereof.

  11. AMENDMENTS. This Agreement may be amended only in writing executed by both parties. Amendments to any Exhibit or Attachment hereto shall be effective only if executed by all the parties required to execute the initial Attachment/Exhibit, and then, only after received by Bank and Principal by the party to whom notices are to be sent hereunder.

  12. NOTICES. All notices hereunder shall be given and deemed received as set forth in the Custodian Agreement.


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  13. GOVERNING LAW.  The validity, construction, and administration of this
      Agreement shall be governed by the laws of the State of California from time to time in force and effect.


Dated: June 8, 1995
       -----------------------------------

The Parkstone Group of Funds ("PRINCIPAL")

By: /s/ STEPHEN G. MINTOS
    --------------------------------------

By: /s/ GEORGE R. LANDRETH
    --------------------------------------

Dated: June 8, 1995
       -----------------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
    --------------------------------------

By: /s/ GREG C. KING
    --------------------------------------


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
                                  EXHIBIT "A"
                                BORROWERS/BUYERS
                                      FOR
          SECURITIES LENDING/REVERSE REPURCHASE AGREEMENT TRANSACTIONS

Bank of America NT & SA
Barclays De Zoete Wedd Securities, Inc.
Bear Stearns & Co. Inc.
BT Securities Corporation
HSBC Securities
Chase Securities, Inc.
Chemical Securities Inc.
Citicorp Securities
Daiwa Securities America, Inc.
Dean Witter Reynolds, Inc.
Deutche Bank Securities Corporation
Dillon Read & Company, Inc.
Donaldson Lufkin & Jenrette Securities Corp.
Eastbridge Capital Inc.
First Boston Corporation
First Chicago Capital Markets
Fuji Securities, Inc.
Goldman Sachs & Company
Greenwich Capital Markets, Inc.
Harris Nesbitt Thomson Securities, Inc.
Lehman GSI
Merrill Lynch GSI
Morgan (J.P.) Securities, Inc.
Morgan Stanley & Company, Inc.
NationsBanc Capital Markets, Inc.
The Nikko Securities International, Inc.
Nomura-BGK Securities, L.P.
Paine Webber, Inc.
Prudential Securities, Inc.
Salomon Brothers
SBC Government Securities
SG Warburg & Co., Inc.
Smith Barney Shearson Inc.
Union Bank of Switzerland
Yamaichi International (America), Inc.


Dated: June 8, 1995
       -----------------------------------

The Parkstone Group of Funds ("PRINCIPAL")

By: /s/ GEORGE R. LANDRETH
       -----------------------------------

By: /s/ STEPHEN G. MINTOS
       -----------------------------------


Dated: June 8, 1995
       -----------------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
       -----------------------------------

By: /s/ GREG C. KING
       -----------------------------------

                                   EXHIBIT B

                          SECURITIES LENDING AGREEMENT


  Following under separate cover.

  All executed borrower agreements to date.

  Please sign when received.





Dated: June 8, 1995
       ---------------------------------

The Parkstone Group of Funds ("PRINCIPAL")

By: /s/ STEPHEN G. MINTOS
    -----------------------------------

By: /s/ GEORGE R. LANDRETH
    -----------------------------------


Dated: June 8, 1995
       ---------------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
    -----------------------------------

By: /s/ GREG C. KING
    -----------------------------------

                                   EXHIBIT C

                    PUBLIC SECURITIES ASSOCIATION PROTOTYPE
                          MASTER REPURCHASE AGREEMENT


  Attached.


Dated: June 8, 1995
       -----------------------------------

The Parkstone Group of Funds ("PRINCIPAL")

By: /s/ GEORGE R. LANDRETH
    --------------------------------------

By: /s/ STEPHEN G. MINTOS
    --------------------------------------

Dated: June 8, 1995
       -----------------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
    --------------------------------------

By: /s/ GREG C. KING
    --------------------------------------

Public Securities Association                                       [LOGO]
40 Broad Street
New York, NY  10004-2373
Telephone (212) 809-7000


                                   EXHIBIT C

                          MASTER REPURCHASE AGREEMENT


                                            Dated as of ________________________

Between:

_____________________________________
and

_____________________________________

1. APPLICABILITY

From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller of each such transaction shall be referred to herein as a Transaction and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

2. DEFINITIONS

  (a) "Act of Insolvency" with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of Creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

  (b) Additional Purchased Securities' Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

  (c) "Buyer's Margin Amount," with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph
(q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;

  (d)  "Confirmation" the meaning specified in Paragraph 3(b) hereof;

  (e) "Income" with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;

  (f)  "Margin Deficit- the meaning specified in Paragraph 4(a) hereof;

  (g)  "Margin Excess' the meaning specified in Paragraph 4(b) hereof;

  (h) "Market Value" with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

  (i) "Price Differential," with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

  (j) "Pricing Rate," the per annum percentage rate for determination of the Price Differential;

  (k) "Prime Rate," the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

  (l) "Purchase Date," the date on which Purchased Securities are transferred by Seller to Buyer;

  (m) "Purchase Price," (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

  (n) "Purchased Securities," the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);

  (o) "Repurchase Date," the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;

  (p) "Repurchase Price," the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

  (q) "Seller's Margin Amount," with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph (c) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date.

3. INITIATION; CONFIRMATION; TERMINATION

  (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

  (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price,
(iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

  (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in rest thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4. MARGIN MAINTENANCE

  (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

  (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

  (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

  (d) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

  (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs
(a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5. INCOME PAYMENTS

  Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is payable either (i) transfer to or credit to the account of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

6. SECURITY INTEREST

  Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and ail proceeds thereof.

7. PAYMENT AND TRANSFER

  Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve ink, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is intended to have the same meaning as when used in Section 8-313 of the New York Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

8. SEGREGATION OF PURCHASED SECURITIES

  To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE PURCHASED SECURITIES

     Seller is not permitted to substitute other securities for those subJect to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.

9. SUBSTITUTION

 (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

 (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10. REPRESENTATIONS

 Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and
(v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound


__________________________________

        *Language to be used under 17 C.F.R. Section 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.

        **Language to be used under 17 C.F.R. Section 403.5(d) if Seller is a financial institution.

or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.  EVENTS OF DEFAULT

  In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof,
(iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

  (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shalt be deemed immediately to occur.

  (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with resect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting pursuant to subparagraph (e) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices owed by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.

  (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

  (d) After one business days notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:

   (i)   as to Transactions in which the defaulting party is acting as Seller,
  (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

   (ii)  as to Transactions in which the defaulting party is acting as Buyer,
  (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source

  (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate or such Transaction or the Prime Rate.

  (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.

  (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

  (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.  SINGLE AGREEMENT

  Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.  NOTICES AND OTHER COMMUNICATIONS

  Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex I attached hereto.

14.  ENTIRE AGREEMENT; SEVERABILITY

  This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.  NON-ASSIGNABILITY; TERMINATION

  The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be cancelled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

16.  GOVERNING LAW

  This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.  NO WAIVERS, ETC.

  No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.  USE OF EMPLOYEE PLAN ASSETS

  (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

  (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only it Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

  (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Sellers latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.  INTENT

  (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code. as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

  (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 55 and 559 of Title 11 of the United States Code, as amended.

20.  DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

  The parties acknowledge that they have been advised that:

  (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

  (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

  (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.


                                        [Name of Party]


By:                                     By:
   -------------------------               ----------------------
Title:                                  Title:
      ----------------------                  -------------------
Date:                                   Date:
     -----------------------                 --------------------

                                    ANNEX 1

             Names and Addresses for Communications Between Parties


Name of Party
             -------------------------------------------------------------------
Contact
       -------------------------------------------------------------------------
Street Address
              ------------------------------------------------------------------
City, State, Zip Code
                     -----------------------------------------------------------
Telephone No.
             -------------------------------------------------------------------

                                   EXHIBIT D

                          THE PARKSTONE GROUP OF FUNDS
                                   BOND FUND
             PROPOSED PERMITTED INVESTMENTS FOR SECURITIES LENDING


All investment of cash collateral for the securities lending program will be subject to the following criteria and additional limits specified by the client:

   NO MORE THAN 5% OF THE TOTAL PORTFOLIO OR EACH CLIENT ACCOUNT MAY BE INVESTED IN ANY SINGLE ISSUER. NO MORE THAN 25% OF THE TOTAL PORTFOLIO MAY BE INVESTED IN SECURITIES OF ONE OR MORE ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY WITH THE EXCEPTION OF U.S. GOVERNMENT SECURITIES Section 1 BELOW, U.S. AGENCIES, Section 2 BELOW OR REVERSE REPO. Section 9 BELOW. IF MATURITIES ARE LONGER THAN ONE BUSINESS DAY, NO MORE THAN 5% OF THE TOTAL PORTFOLIO OR EACH CLIENT ACCOUNT MAY BE INVESTED WITH ANY SINGLE ISSUER.

   Bank is authorized to invest cash collateral on behalf of Customer in investments, which at the time of purchase, may consist of the following:

1. Securities issued by any agencies, instrumentalities, sponsored agencies or enterprises of the United States Government. This specifically includes pass-through certificates and collateralized mortgage obligations. Maximum maturity seven days (except when used as collateral in a reverse repurchase transaction). Maximum exposure to any issuer 25% of portfolio at time of purchase.

2. Deposits in, notes of, or bankers acceptances issued by banks with minimum assets of one billion U.S. dollars (or U.S. dollar equivalent thereof), which are rated "high quality" by at least one nationally recognized rating agency. This category includes both "Yankee" and "Euro" paper. Maximum maturity seven days.

3. Commercial paper and variable rate master notes rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Maximum maturity seven days (or to the next reset date). This may include letter of credit backed paper. This may include Section 4(2) or unregistered commercial paper. Total portfolio exposure to Section 4(2) paper shall not exceed 50% at time of purchase.

4. Reverse repurchase agreements for investment of funds from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America deems creditworthy. Collateral must be delivered to either The Bank of California, Mitsubishi Global, or a third party custodian acceptable to The Bank of California. Collateral is limited to the securities and/or instruments that are defined in Exhibit A. Collateral level must be at least 100% and marked to market on a daily basis. Maximum exposure per counterparty: the greater of $10 million or 25% at time of purchase. (See Attachment 1).

5. Shares of Registered Investment Companies or STIFs including those for which Bank or any of its Affiliates acts as an investment adviser, administrator, custodian and/or in any other capacity for which it may be compensated. No more than 5% of any one money market fund with no more than 10% total in money market mutual funds.

6. Average weighted maturity mismatch of the portfolio shall not exceed 7 days.

7. All credit restrictions and rating requirements pertain to time of purchase.

8. Creditworthiness of issuers of potential collateral investments other than U.S. government securities, when authorized by policy, will be analyzed by Merus and approved by Merus' Investment Policy Board (IPB). Merus' IPB will promptly notify Bank of California's Credit Administration and Credit Policy of any changes to be above Permitted Investment Policy for Securities Lending.

Mismatches of maturities between securities lent and securities accepted (or invested in) as collateral should be minimized. The Trust Department will manage the mismatch within guidelines established from time to time by Merus' IPB.

9. Cash collateral may not be invested with broker-dealers who are borrowers of The Bank of California. The Bank of California's Credit Department will notify the Securities Lending Department of any lending activity of any broker/dealer.

Nationally recognized rating agencies:

                                                                                                          At least one of:
                                                                                                          Supranationals Asset
                                               At least one of:              At least one of:             Backed Mortgage
                                               Minimum Short Ten             Minimum Long Term            Backed Sovereigns
                                               Ratings                       Ratings
                 Standard & Poors                       A1                            A-                           AA-
                 Moodys                                 P1                            A3                           Aa3
                 Fitch                                  F1                            A-                           AA-
                 Duff & Phelps                          D1                            A-                           AA-
                 IBCA                                   A1                            A-                           AA-

If any rating falls below the required rating criteria appropriate action will be taken according to the client's instruction.

Dated: June 8, 1995
       ------------

The Parkstone Group of Funds ("PRINCIPAL")

By: /s/ GEORGE R. LANDRETH
   ----------------------------

By: /s/ STEPHEN G. MINTOS
   ----------------------------


Dated: June 8, 1995
       ------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
   ----------------------------

By: /s/ GREG C. KING
   ----------------------------

                                  ATTACHMENT 1
         COLLATERAL TO BE USED IN REVERSE REPURCHASE TRANSACTIONS (#4)


- Securities issued by or fully guaranteed as to the payment of principal and interest by the United States Government.

- Securities issued by any agencies, instrumentality's, sponsored agencies or enterprises of the United States Government. This specifically includes pass-through certificates and collateralized mortgage obligations.

- Deposits in, notes of, or bankers acceptances issued by banks with minimum assets of one billion U.S. dollars (or U.S. dollar equivalent thereof), which are rated "high quality" by at least one nationally recognized rating agency. This category includes both "Yankee" and "Euro" paper.

- Commercial paper and variable rate master notes rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Maximum maturity 270 days (or to the next reset date). This may include letter of credit backed paper. This may include Section 4(2) or unregistered commercial paper.

- Asset-backed securities rated at least AA- or equivalent by at least one nationally recognized rating agency. Maximum duration, overnight only.

- Mortgage backed securities rated at least AA- or equivalent by at least one nationally recognized rating agency.

- Corporate obligations (exclusive of commercial paper), both with and without credit enhancement. Those with a maturity of less than or equal to one year may be judged upon the corporation's short term ratings, which must be rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Those with a maturity of greater than one year must be rated at least A- or equivalent by at least one nationally recognized rating agency. This may include 144a (private placement) corporate obligations. Maximum duration, overnight only.

                                   EXHIBIT E
                          SCHEDULE OF FEES AND CHARGES


The gross revenue generated from securities lending and reverse repurchase agreement activity shall be split as follows:

The Parkstone Group of Funds ("PRINCIPAL") 60%
The Bank of California, National Association ("BANK") 40%


Dated: June 8, 1995
      -------------------------

The Parkstone Group of Funds ("PRINCIPAL")

By: /s/ GEORGE R. LANDRETH
   ----------------------------

By: /s/ STEPHEN G. MINTOS
   ----------------------------


Dated: June 8, 1995
      -------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
   ----------------------------

By: /s/ GREG C. KING
   ----------------------------

                                   EXHIBIT D
                          THE PARKSTONE GROUP OF FUNDS
                                LIMITED MATURITY
             PROPOSED PERMITTED INVESTMENTS FOR SECURITIES LENDING


All investment of cash collateral for the securities lending program will be subject to the following criteria and additional limits specified by the client:

   NO MORE THAN 5% OF THE TOTAL PORTFOLIO OR EACH CLIENT ACCOUNT MAY BE INVESTED IN ANY SINGLE ISSUER. NO MORE THAN 25% OF THE TOTAL PORTFOLIO MAY BE INVESTED IN SECURITIES OF ONE OR MORE ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY WITH THE EXCEPTION OF U.S. GOVERNMENT SECURITIES Section 1 BELOW, U.S. AGENCIES, Section 2 BELOW OR REVERSE REPO. Section 9 BELOW. IF MATURITIES ARE LONGER THAN ONE BUSINESS DAY, NO MORE THAN 5% OF THE TOTAL PORTFOLIO OR EACH CLIENT ACCOUNT MAY BE INVESTED WITH ANY SINGLE ISSUER.

   Bank is authorized to invest cash collateral on behalf of Customer in investments, which at the time of purchase, may consist of the following:

1. Securities issued by any agencies, instrumentalities, sponsored agencies or enterprises of the United States Government. This specifically includes pass-through certificates and collateralized mortgage obligations. Maximum maturity seven days (except when used as collateral in a reverse repurchase transaction). Maximum exposure to any issuer 25% of portfolio at time of purchase.

2. Deposits in, notes of, or bankers acceptances issued by banks with minimum assets of one billion U.S. dollars (or U.S. dollar equivalent thereof), which are rated "high quality" by at least one nationally recognized rating agency. This category includes both "Yankee" and "Euro" paper. Maximum maturity seven days.

3. Commercial paper and variable rate master notes rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Maximum maturity seven days (or to the next reset date). This may include letter of credit backed paper. This may include Section 4(2) or unregistered commercial paper. Total portfolio exposure to Section 4(2) paper shall not exceed 50% at time of purchase.

4. Reverse repurchase agreements for investment of funds from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America deems creditworthy. Collateral must be delivered to either The Bank of California, Mitsubishi Global, or a third party custodian acceptable to The Bank of California. Collateral is limited to the securities and/or instruments that are defined in Exhibit A. Collateral level must be at least 100% and marked to market on a daily basis. Maximum exposure per counterparty: the greater of $10 million or 25% at time of purchase. (See Attachment 1).

5. Shares of Registered Investment Companies or STIFs including those for which Bank or any of its Affiliates acts as an investment adviser, administrator, custodian and/or in any other capacity for which it may be compensated. No more than 5% of any one money market fund with no more than 10% total in money market mutual funds.

6. Average weighted maturity mismatch of the portfolio shall not exceed 7 days.

7. All credit restrictions and rating requirements pertain to time of purchase.

8. Creditworthiness of issuers of potential collateral investments other than U.S. government securities, when authorized by policy, will be analyzed by Merus and approved by Merus' Investment Policy Board (IPB). Merus' IPB will promptly notify Bank of California's Credit Administration and Credit Policy of any changes to be above Permitted Investment Policy for Securities Lending.

Mismatches of maturities between securities lent and securities accepted (or invested in) as collateral should be minimized. The Trust Department will manage the mismatch within guidelines established from time to time by Merus' IPB.

9. Cash collateral may not be invested with broker-dealers who are borrowers of The Bank of California. The Bank of California's Credit Department will notify the Securities Lending Department of any lending activity of any broker/dealer.

Nationally recognized rating agencies:

                                                                                                          At least one of:
                                                                                                          Supranationals Asset
                                               At least one of:              At least one of:             Backed Mortgage
                                               Minimum Short Ten             Minimum Long Term            Backed Sovereigns
                                               Ratings                       Ratings
                 Standard & Poors                       A1                            A-                           AA-
                 Moodys                                 P1                            A3                           Aa3
                 Fitch                                  F1                            A-                           AA-
                 Duff & Phelps                          D1                            A-                           AA-
                 IBCA                                   A1                            A-                           AA-

lf any rating falls below the required rating criteria appropriate action will be taken according to the client's instruction.

Dated: 6-28-95
      -------------------------

The Parkstone Group of Funds ("PRINCIPAL")


By: /s/ GEORGE R. LANDRETH
   ----------------------------

By: /s/ STEPHEN G. MINTOS
   ----------------------------

Dated: June 28, 1995
      -------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
   ----------------------------

By: /s/ GREG C. KING
   ----------------------------

                             LIMITED MATURITY FUND
                                  ATTACHMENT 1
         COLLATERAL TO BE USED IN REVERSE REPURCHASE TRANSACTIONS (#4)


- Securities issued by or fully guaranteed as to the payment of principal and interest by the United States Government.

- Securities issued by any agencies, instrumentality's, sponsored agencies or enterprises of the United States Government. This specifically includes pass-through certificates and collateralized mortgage obligations.

- Deposits in, notes of, or bankers acceptances issued by banks with minimum assets of one billion U.S. dollars (or U.S. dollar equivalent thereof), which are rated "high quality" by at least one nationally recognized rating agency. This category includes both "Yankee" and "Euro" paper.

- Commercial paper and variable rate master notes rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Maximum maturity 270 days (or to the next reset date). This may include letter of credit backed paper. This may include Section 4(2) or unregistered commercial paper.

- Asset-backed securities rated at least AA- or equivalent by at least one nationally recognized rating agency. Maximum duration, overnight only.

- Mortgage backed securities rated at least AA- or equivalent by at least one nationally recognized rating agency.

- Corporate obligations (exclusive of commercial paper), both with and without credit enhancement. Those with a maturity of less than or equal to one year may be judged upon the corporation's short term ratings, which must be rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Those with a maturity of greater than one year must be rated at least A- or equivalent by at least one nationally recognized rating agency. This may include 144a (private placement) corporate obligations. Maximum duration, overnight only.

                                   EXHIBIT D

                          THE PARKSTONE GROUP OF FUNDS
                                 BALANCED FUND
             PROPOSED PERMITTED INVESTMENTS FOR SECURITIES LENDING


All investment of cash collateral for the securities lending program will be subject to the following criteria and additional limits specified by the client:

   NO MORE THAN 5% OF THE TOTAL PORTFOLIO OR EACH CLIENT ACCOUNT MAY BE INVESTED IN ANY SINGLE ISSUER. NO MORE THAN 25% OF THE TOTAL PORTFOLIO MAY BE INVESTED IN SECURITIES OF ONE OR MORE ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY WITH THE EXCEPTION OF U.S. GOVERNMENT SECURITIES Sectio 1 BELOW, U.S. AGENCIES, Section 2 BELOW OR REVERSE REPO. Section 9 BELOW. IF MATURITIES ARE LONGER THAN ONE BUSINESS DAY, NO MORE THAN 5% OF THE TOTAL PORTFOLIO OR EACH CLIENT ACCOUNT MAY BE INVESTED WITH ANY SINGLE ISSUER.

   Bank is authorized to invest cash collateral on behalf of Customer in investments, which at the time of purchase, may consist of the following:

1. Securities issued by any agencies, instrumentalities, sponsored agencies or enterprises of the United States Government. This specifically includes pass-through certificates and collateralized mortgage obligations. Maximum maturity seven days (except when used as collateral in a reverse repurchase transaction). Maximum exposure to any issuer 25% of portfolio at time of purchase.

2. Deposits in, notes of, or bankers acceptances issued by banks with minimum assets of one billion U.S. dollars (or U.S. dollar equivalent thereof), which are rated "high quality" by at least one nationally recognized rating agency. This category includes both "Yankee" and "Euro" paper. Maximum maturity seven days.

3. Commercial paper and variable rate master notes rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Maximum maturity seven days (or to the next reset date). This may include letter of credit backed paper. This may include Section 4(2) or unregistered commercial paper. Total portfolio exposure to Section 4(2) paper shall not exceed 50% at time of purchase.

4. Reverse repurchase agreements for investment of funds from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America deems creditworthy. Collateral must be delivered to either The Bank of California, Mitsubishi Global, or a third party custodian acceptable to The Bank of California. Collateral is limited to the securities and/or instruments that are defined in Exhibit A. Collateral level must be at least 100% and marked to market on a daily basis. Maximum exposure per counterparty: the greater of $10 million or 25% at time of purchase. (See Attachment 1).

5. Shares of Registered Investment Companies or STIFs including those for which Bank or any of its Affiliates acts as an investment adviser, administrator, custodian and/or in any other capacity for which it may be compensated. No more than 5% of any one money market fund with no more than 10% total in money market mutual funds.

6. Average weighted maturity mismatch of the portfolio shall not exceed 7 days.

7. All credit restrictions and rating requirements pertain to time of purchase.

8. Creditworthiness of issuers of potential collateral investments other than U.S. government securities, when authorized by policy, will be analyzed by Merus and approved by Merus' Investment Policy Board (IPB). Merus' IPB will promptly notify Bank of California's Credit Administration and Credit Policy of any changes to be above Permitted Investment Policy for Securities Lending.

Mismatches of maturities between securities lent and securities accepted (or invested in) as collateral should be minimized. The Trust Department will manage the mismatch within guidelines established from time to time by Merus' IPB.

9. Cash collateral may not be invested with broker-dealers who are borrowers of The Bank of California. The Bank of California's Credit Department will notify the Securities Lending Department of any lending activity of any broker/dealer.

Nationally recognized rating agencies:

                                                                              At least one of:
                                                                              Supranationals
                             At least one of:        At least one of:         Asset Backed
                             Minimum Short           Minimum Long             Mortgage Backed
                             Ten Ratings             Term Ratings             Sovereigns


Standard & Poors                  A1                       A-                       AA-
Moodys                            P1                       A3                       Aa3
Fitch                             F1                       A-                       AA-
Duff & Phelps                     D1                       A-                       AA-
IBCA                              A1                       A-                       AA-

If any rating falls below the required rating criteria appropriate action will be taken according to the client's instruction.

Dated: 6-28-95
      -------------------------

The Parkstone Group of Funds ("PRINCIPAL")


By: /s/ GEORGE R. LANDRETH
   ----------------------------
By: /s/ STEPHEN G. MINTOS
   ----------------------------

Dated: June 28, 1995
      -------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
   ----------------------------
By: /s/ GREG C. KING
   ----------------------------

                                 BALANCED FUND
                                  ATTACHMENT 1
         COLLATERAL TO BE USED IN REVERSE REPURCHASE TRANSACTIONS (#4)


- Securities issued by or fully guaranteed as to the payment of principal and interest by the United States Government.

- Securities issued by any agencies, instrumentality's, sponsored agencies or enterprises of the United States Government. This specifically includes pass-through certificates and collateralized mortgage obligations.

- Deposits in, notes of, or bankers acceptances issued by banks with minimum assets of one billion U.S. dollars (or U.S. dollar equivalent thereof), which are rated "high quality" by at least one nationally recognized rating agency. This category includes both "Yankee" and "Euro" paper.

- Commercial paper and variable rate master notes rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Maximum maturity 270 days (or to the next reset date). This may include letter of credit backed paper. This may include Section 4(2) or unregistered commercial paper.

- Asset-backed securities rated at least AA- or equivalent by at least one nationally recognized rating agency. Maximum duration, overnight only.

- Mortgage backed securities rated at least AA- or equivalent by at least one nationally recognized rating agency.

- Corporate obligations (exclusive of commercial paper), both with and without credit enhancement. Those with a maturity of less than or equal to one year may be judged upon the corporation's short term ratings, which must be rated at least A1 or P1 or equivalent by at least one nationally recognized rating agency. Those with a maturity of greater than one year must be rated at least A- or equivalent by at least one nationally recognized rating agency. This may include 144a (private placement) corporate obligations. Maximum duration, overnight only.

                                   EXHIBIT F

                          PRINCIPAL'S DESIGNATED AGENT
                   FOR RECEIPT OF FUNDS, SECURITIES AND OTHER
             PROPERTY IN THE EVENT OF TERMINATION OF THIS AGREEMENT


                          N/A  /s/ GEORGE R. LANDRETH


Dated: June 8, 1995
      ------------------------

The Parkstone Group of Funds ("PRINCIPAL")

By: /s/ GEORGE R. LANDRETH
   ----------------------------
By: /s/ STEPHEN G. MINTOS
   ----------------------------

Dated: June 8, 1995
      ------------------------

The Bank of California, National Association ("BANK")


By: /s/ ELLEN R. KAUNER
   ----------------------------
By: /s/ GREG C. KING
   ----------------------------

                                   SCHEDULE I

The Parkstone Group of Funds designated below shall be eligible for securities lending and reverse repurchase agreement transactions pursuant to the Securities Lending and Reverse Repurchase Agreement Client Services Client Addendum dated as of June 8, 1995:

                  Parkstone Bond Fund (effective June 8, 1995)
               Parkstone Balanced Fund (effective June 28, 1995)
           Parkstone Limited Maturity Fund (effective June 28, 1995)


THE PARKSTONE GROUP OF FUNDS    THE BANK OF CALIFORNIA, N.A.


By: /s/ George R. Landreth       By: /s/ Ellen R. Kauner
   ---------------------------      -----------------------------
Title: President                 Title: Vice President/Manager
      ------------------------         --------------------------
Date: 6-28-95                    Date: June 28, 1995
     -------------------------        ---------------------------

                                  AMENDMENT TO
              SECURITIES LENDING AND REVERSE REPURCHASE AGREEMENT
                            SERVICES CLIENT ADDENDUM


This Amendment modifies the Addendum to the Securities Lending and Repurchase Agreement Services Client Addendum between The Bank of California, National Association ("Bank") and The Parkstone Group of Funds, ("Principal") effective as of June 8, 1995 (the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement.

1. The Agreement shall be modified by striking the introductory paragraph thereto in its entirety and substituting it with the following:

THIS AGREEMENT for securities lending and/or reverse repurchase agreement services is made, effective as of June 8, 1995, by and between THE PARKSTONE GROUP OF FUNDS on behalf of each Fund listed in Schedule I hereto as may be amended from time to time ("Principal"), and THE BANK OF CALIFORNIA, NATIONAL ASSOCIATION ("Bank"). This Agreement is an addendum to the Custody Agreement by and between The Parkstone Group of Funds and Bank dated as of October 18, 1991, (Custodian Agreement"). This Addendum supersedes the Addendum to the Custodian Agreement dated by Bank on September 30, 1991 and The Parkstone Group of Funds on October 7, 1991 with respect to securities lending activities.

2. Paragraph 1 of the Agreement shall be modified by adding the following immediately before the last sentence therein:

Bank shall perform its duties and responsibilities hereunder with respect to each Fund individually.


THE PARKSTONE GROUP OF FUNDS    THE BANK OF CALIFORNIA, N.A.


By: /s/ GEORGE R. LANDRETH       By: /s/ ELLEN R. KAUNER
   ---------------------------      -----------------------------

Title: President                 Title: Vice President/Manager
      ------------------------         --------------------------

Date: 6-28-95                    Date: June 28, 1995
     -------------------------        ---------------------------